This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

2004 - TOP 14
PROPERTIES WITH A TENANT OCCUPYING 50% OR MORE OF NSF.



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  LOAN         MORTGAGE                        PROPERTY NAME                       PROPERTY                      PROPERTY
POOL NO.      LOAN SELLER                                                            TYPE                        SUB-TYPE
------------------------------------------------------------------------------------------------------------------------------------
    5            BSCMI       Great Hall East Portfolio - Wal-Mart Greenville        Retail                    Big Box
    6            BSCMI       Great Hall East Portfolio - Wal-Mart Alliance          Retail                    Big Box
    7            BSCMI       Great Hall East Portfolio - Sam's Club Worcester       Retail                    Big Box
    8            BSCMI       Great Hall East Portfolio - Lowe's Steubenville        Retail                    Big Box
    9            BSCMI       Great Hall East Portfolio - Lowe's Cullman             Retail                    Big Box
   10            BSCMI       Great Hall East Portfolio - Kroger Cincinnati          Retail                    Big Box
   11            BSCMI       Great Hall East Portfolio - Kroger Liberty             Retail                    Big Box
   15            PCF         1401 & 1501 Nolan Ryan Expressway                      Office                    Suburban
   24            BSCMI       Kohl's Regency Plaza                                   Retail                    Anchored
   25            BSCMI       John Deere - Davenport                                 Industrial                Warehouse
   27            BSCMI       East Coast Portfolio - Paraiso Plaza                   Retail                    Anchored
   28            BSCMI       East Coast Portfolio - Shoppes at Oliver's Crossing    Retail                    Anchored
   29            BSCMI       East Coast Portfolio - Monroe Shopping Center          Retail                    Anchored
   30            MSMC        Penske Corporate Headquarters                          Office                    Suburban
   31            MSMC        One Portland Square                                    Office                    Urban
   34            PCF         Johnston Road Plaza                                    Retail                    Anchored
   36            MSMC        Ortley Beach A&P                                       Retail                    Anchored
   39            PCF         290 East Aurora Road                                   Retail                    Free Standing
   40            PCF         Shoreside Shopping Center                              Retail                    Anchored
   48            MSMC        Home Depot Ground Lease                                Retail                    Big Box
   49            PCF         Pinellas Crossings                                     Retail                    Anchored
   51            PCF         80 New Bridge Road                                     Retail                    Free Standing
   55            PCF         Mayfair Shopping Center                                Retail                    Anchored
   56            PCF         455 Gibraltar Drive                                    Industrial                Warehouse
   58            PCF         Hayfield Shopping Center                               Retail                    Anchored
   62            BSCMI       Jewel/Osco Retail Center                               Retail                    Anchored
   63            MSMC        Linens 'n Things                                       Retail                    Free Standing
   65            PCF         Rancho Cordova Industrial                              Industrial                Warehouse
   67            PCF         2160 West Drake Road                                   Retail                    Free Standing
   68            PCF         301 NE Rice Road                                       Retail                    Free Standing
   69            PCF         6650 Timberline Road                                   Retail                    Free Standing
   71            PCF         6550-6556 Washington Boulevard                         Industrial                Light Industrial
   76            MSMC        La-Z-Boy Center                                        Retail                    Unanchored
   83            PCF         4075 Ruffin Road                                       Industrial                Light Industrial
   85            WFB         Hamilton Building                                      Mixed Use                 Retail/Office
   86            WFB         8000 Haskell Avenue                                    Industrial                Warehouse
   89            WFB         Walgreen's Macomb Township                             Retail                    Big Box
   90            WFB         ATC Distribution Building                              Industrial                Warehouse
   91            WFB         Carpenter Village                                      Retail                    Unanchored
   94            PCF         3075 US Highway 98                                     Retail                    Free Standing
   95            PCF         931 Durham Road                                        Retail                    Free Standing
   96            PCF         9365 The Landing Drive, Suite A                        Retail                    Anchored
   97            MSMC        West Hollywood Retail                                  Retail                    Unanchored
   100           WFB         Marshall's Vacaville                                   Retail                    Big Box
   101           WFB         Convoy Court                                           Industrial                Flex Industrial
   103           BSCMI       1602 Ocean Avenue                                      Retail                    Specialty
   104           BSCMI       Key Bank - Lewis Center                                Retail                    Free Standing
   105           BSCMI       Key Bank - Powell                                      Retail                    Free Standing
   109           BSCMI       Food 4 Less - Fremont                                  Retail                    Anchored
   112           WFB         CVS Macedon                                            Retail                    Big Box
   113           WFB         Walgreens Hot Springs Village                          Retail                    Big Box
   114           WFB         Montessouri Office Building                            Office                    Suburban
   116           WFB         2805 E. Ana Street                                     Industrial                Warehouse
   120           WFB         16150 Stagg Street                                     Industrial                Warehouse
   121           PCF         Centre East IV                                         Retail                    Shadow Anchored
   123           WFB         Peninsula Nephrology Building                          Office                    Medical
   124           PCF         Riverdale Road Retail Building                         Retail                    Shadow Anchored

                             TOTAL

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                                                                                                            LEASE
                                                                                                          EXPIRATION
                                                                                                           DATE OF
  LOAN             CUT-OFF DATE                                                                            LARGEST
POOL NO.              BALANCE                                 LARGEST TENANT                               TENANT
------------------------------------------------------------------------------------------------------------------------------
    5                  $9,048,160          Wal-Mart                                                       02/10/2018
    6                  $8,450,640          Wal-Mart                                                       10/28/2017
    7                  $7,938,480          Sam's Club                                                     09/30/2013
    8                  $6,060,560          Lowe's                                                         02/28/2016
    9                  $4,737,480          Lowe's                                                         11/30/2015
   10                  $3,969,240          Kroger                                                         11/30/2015
   11                  $2,475,440          Kroger                                                         03/31/2018
   15                 $21,931,521          Siemans Dematic Postal Automation L.P.                         01/31/2014
   24                 $12,749,336          Kohl's                                                         06/14/2027
   25                 $12,500,000          John Deere                                                     02/28/2018
   27                  $5,280,000          Publix                                                         03/13/2017
   28                  $5,100,000          Lowes Foods                                                    04/15/2023
   29                  $1,915,000          Ahold (Bi-Lo)                                                  03/31/2014
   30                 $11,846,933          Penske Corporation                                             12/18/2023
   31                 $11,537,941          Verrill & Dana                                                 04/30/2017
   34                 $10,549,366          Food Lion, Inc                                                 05/31/2016
   36                  $9,726,765          A&P                                                            01/31/2024
   39                  $8,373,052          Riser Foods Company                                            12/31/2023
   40                  $8,073,720          Wal-Mart                                                       05/28/2013
   48                  $6,910,776          Home Depot                                                     01/31/2024
   49                  $6,878,441          Publix Super Markets, Inc.                                     12/31/2022
   51                  $6,671,611          Pathmark                                                       12/31/2013
   55                  $5,982,486          Food Lion                                                      12/31/2023
   56                  $5,965,846          Jernberg Industries, Inc.                                      12/31/2015
   58                  $5,899,742          Giant of Virginia, Inc.                                        06/30/2015
   62                  $5,172,719          Jewel/Osco                                                     07/31/2016
   63                  $4,990,631          Linens 'n Things                                               01/31/2016
   65                  $4,662,990          Paragon Industries, Inc                                        12/31/2018
   67                  $4,129,427          Walgreen Co.                                                   08/31/2078
   68                  $3,957,179          Hy-Vee Food Stores, Inc.                                       03/31/2010
   69                  $3,928,302          Walgreen Co.                                                   06/30/2078
   71                  $3,741,895          Ben Myerson Candy Co., Inc.                                    02/28/2014
   76                  $3,491,512          La-Z-Boy                                                       07/31/2009
   83                  $3,313,137          United Technologies Corporation                                11/30/2010
   85                  $2,996,488          University Arts                                                12/31/2008
   86                  $2,991,449          Four Wheel Drive Hardware, LLC                                 07/31/2008
   89                  $2,791,068          Walgreen Co.                                                   05/31/2028
   90                  $2,684,201          ATC Distribution Group, Inc.                                   02/28/2011
   91                  $2,414,791          Family Christian Stores, Inc.                                  11/08/2009
   94                    $858,511          Winn Dixie Montgomery, Inc.                                    05/03/2020
   95                    $812,105          Winn Dixie Raleigh, Inc.                                       05/24/2020
   96                    $649,684          Circuit City Stores, Inc.                                      05/31/2022
   97                  $2,285,313          TLC Veterinary Centers, Inc.                                   01/07/2010
   100                 $2,096,004          Marshalls                                                      01/31/2014
   101                 $2,095,852          Pacific Bell                                                   12/31/2006
   103                 $1,986,832          The Lobster Restaurant                                         02/28/2019
   104                 $1,016,631          Key Bank National Association                                  12/21/2018
   105                   $857,159          Key Bank National Association                                  12/14/2018
   109                 $1,716,467          Food 4 Less                                                    12/04/2010
   112                 $1,683,214          CVS Drug Store                                                 01/31/2026
   113                 $1,563,888          Walgreen Co.                                                   01/31/2021
   114                 $1,547,272          El Rancho West, Ltd.                                           07/01/2009
   116                 $1,493,219          COBY Electronics Corp.                                         06/30/2005
   120                 $1,361,451          South Central Pool, Inc.                                       02/28/2009
   121                 $1,320,154          Panera Bread                                                   06/30/2013
   123                   $995,209          Peninsula Nephrology, Inc.                                     04/30/2013
   124                   $895,341          PC Club                                                        01/14/2013

                     $277,072,626                                                      31.0% OF THE TOTAL POOL

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  LOAN                   NSF OF LARGEST        % NSF OF THE
POOL NO.                  TENANT (SF)         LARGEST TENANT          TENANT CREDIT RATING
-----------------------------------------------------------------------------------------------------------
    5                       200,084                  100.0%              AA / Aa2 / AA
    6                       200,084                  100.0%              AA / Aa2 / AA
    7                       107,929                  100.0%              AA / Aa2 / AA
    8                       130,497                  100.0%                A / A2 / A
    9                       101,287                  100.0%                A / A2 / A
   10                        56,634                  100.0%             BBB / Baa3 / BBB
   11                        56,083                  100.0%             BBB / Baa3 / BBB
   15                       233,783                  100.0%              AA- / Aa3 / A+
   24                        95,853                   87.7%               A- / A3 / A
   25                       552,960                  100.0%               NR / A3 / NR
   27                        37,912                   62.4%                    NR
   28                        42,362                   55.4%                    NR
   29                        42,680                   94.7%              BB / B1 / BB-
   30                        39,420                   67.1%              AAA / Aaa / NR
   31                        54,956                   71.5%                    NR
   34                        54,100                   68.0%              BB+ / Ba1 / NR
   36                        50,101                   68.2%               B / B3 / NR
   39                        67,000                  100.0%                    NR
   40                        99,189                   68.7%              AA / Aa2 / AA
   48                       102,513                  100.0%              AA / Aa3 / AA
   49                        54,379                   84.5%                    NR
   51                        53,400                  100.0%              BB- / Ba3 / NR
   55                        35,330                   51.3%              BB+ / Ba1 / NR
   56                       110,000                  100.0%                    NR
   58                        50,764                   53.6%              BB / B1 / BB-
   62                        66,312                   70.9%             BBB / Baa2 / BBB
   63                        30,070                  100.0%                    NR
   65                        98,337                  100.0%                    NR
   67                        13,650                  100.0%              A+ / Aa3 / NR
   68                        71,195                  100.0%                    NR
   69                        15,120                  100.0%              A+ / Aa3 / NR
   71                       132,000                  100.0%                    NR
   76                        17,000                   54.1%                    NR
   83                        47,544                  100.0%               A / A2 / A+
   85                        25,913                   57.2%                    NR
   86                        57,715                  100.0%                    NR
   89                        14,560                  100.0%              A+ / Aa3 / NR
   90                       152,694                  100.0%                    NR
   91                        16,300                   52.4%                    NR
   94                        53,592                  100.0%               B / B1 / NR
   95                        51,282                  100.0%               B / B1 / NR
   96                        28,423                  100.0%                    NR
   97                         6,000                   53.6%                    NR
   100                       30,000                  100.0%               A / A3 / NR
   101                       13,878                   57.1%               A+ / A1 / A+
   103                        3,950                  100.0%                    NR
   104                        2,800                  100.0%                A / A1 / A
   105                        2,800                  100.0%                A / A1 / A
   109                       53,180                  100.0%             BBB / Baa3 / BBB
   112                       10,055                  100.0%               A / A2 / NR
   113                       15,120                  100.0%              A+ / Aa3 / NR
   114                        5,362                   50.0%                    NR
   116                       51,960                  100.0%                    NR
   120                       19,481                  100.0%                    NR
   121                        4,500                   54.5%                    NR
   123                       10,450                  100.0%                    NR
   124                        2,800                   58.3%                    NR
